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                                                                      EXHIBIT 24


                              POWER OF ATTORNEY



        Each of the undersigned, in his capacity as a director, officer, or both, of Neogen Corporation, appoints JAMES L. HERBERT and LON M. BOHANNON, or either of them, to be his true and lawful attorney to execute in his name, place and stead, a Form S-2 Registration Statement of Neogen Corporation and any amendments thereto. JAMES L. HERBERT and LON M. BOHANNON shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any capacity, every act required or necessary to be done as fully as each of the undersigned might or could do in person, in order to effectuate the registration of Neogen Corporation's stock.


Date:   September 16, 1996                   /s/ HERBERT D. DOAN
                                             ----------------------------
                                             HERBERT D. DOAN, Chairman of
                                             the Board of Directors

Date:   September 13, 1996                   /s/ JAMES L. HERBERT
                                             ----------------------------
                                             JAMES L. HERBERT, President,
                                             Chief Executive Officer, and
                                             Director

Date:   September 14, 1996                   /s/ G. BRUCE PAPESH
                                             ----------------------------
                                             G. BRUCE PAPESH, Secretary and
                                             Director

Date:   September 13, 1996                   /s/ GORDON E. GUYER
                                             ----------------------------
                                             GORDON E. GUYER, Ph.D, Director

Date:   September 13, 1996                   /s/ ROBERT M. BOOK
                                             ----------------------------
                                             ROBERT M. BOOK, Director

Date:   September 13, 1996                   /s/ LEONARD HELLER
                                             ----------------------------
                                             LEONARD HELLER, Ph.D, Director

Date:   September 14, 1996                   /s/ JACK C. PARNELL
                                             ----------------------------
                                             JACK C. PARNELL, Director

Date:   September 13, 1996                   /s/ THOMAS H. REED
                                             ----------------------------
                                             THOMAS H. REED, Director

Date:   September 16, 1996                   /s/ LON M. BOHANNON
                                             ----------------------------
                                             LON M. BOHANNON, Vice President
                                             and Chief Financial Officer

Date:   September 13, 1996                   /s/ ROLAND M. HENDRICKSON
                                             ----------------------------
                                             ROLAND M. HENDRICKSON, Director